                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) January 22, 2004

                                STEELCLOUD, INC.
             (Exact name of registrant as specified in its charter)


Virginia                              0-24015                    54-1890464
(State or other                    (Commission                 (IRS Employer
jurisdiction of                     File Number)             Identification No.)
incorporation)


                                1306 Squire Court
                            Sterling, Virginia 20166
          (Address of principal executive offices, including zip code)

                                 (703) 450-0400
              (Registrant's telephone number, including area code)

Item 7.    Financial Statements and Exhibits

           Exhibit 99.1 - Press release dated January 22, 2004

Items 9 and 12.    Regulation FD Disclosure and Results of Operations and
Financial Condition

Pursuant to Securities and Exchange Commission Release No. 33-8216 dated March 27, 2003, the information provided in this report is being furnished under Item 12 of Form 8-K.

On January 22, 2004, SteelCloud, Inc. issued a press release announcing financial results for its year ended October 31, 2003. A copy of this press release is furnished as Exhibit 99.1 to this report. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the company, whether made before or after the date of this report, regardless of any general incorporation language in the filing.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: January 22, 2004

                                                     By:  /s/ Thomas P. Dunne
                                                          -------------------
                                                     Name: Thomas P. Dunne
                                                     Title: Chairman and Chief
                                                              Executive Officer